 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 21, 2020

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 LAKE PARK BLVD.,
RICHARDSON, Texas75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972) 497-5000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 21, 2020, the Company held its Annual Meeting. During this meeting, the Company’s stockholders were asked to consider and vote upon three proposals: (1) the election of three Class I Directors to the Board of Directors to serve for a three-year term which expires at the Annual Meeting of stockholders in 2023; (2) an advisory vote to approve the compensation of the named executive officers; and (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.

On the record date of March 24, 2020, there were 38,251,443 shares of the Company’s common stock issued and outstanding and entitled to be voted at the Annual Meeting. For each proposal, the results of the stockholder voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
1. Election of director nominees to serve as Class I directors, for a term which expires at the annual meeting of stockholders in 2023
Janet K. Cooper	27,725,823	520,084	7,609,193
John W. Norris, III	27,801,112	444,795	7,609,193
Karen H. Quintos	26,789,643	1,456,264	7,609,193

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2. Advisory vote on the compensation of the Company’s named executive officers	25,453,480	915,798	1,876,629	7,609,193
This advisory vote on the compensation of the Company’s named executive officers received the approval of approximately 97% of the stockholders voting for and against this item.

	Votes For	Votes Against	Votes Abstain
3. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020	35,367,592	373,887	113,621

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LENNOX INTERNATIONAL INC.

Date: May 27, 2020

By:	/s/ Sarah W. Braley
Name:	Sarah W. Braley
Title:	Assistant Secretary